Provisions	12 Months Ended
Mar. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
Provisions

We make provisions when an obligation exists, resulting from a past event and it is probable that cash will be paid to settle it, but the exact amount of cash required can only be estimated.

The main estimates relate to environmental remediation and decommissioning costs for various sites we own or have owned and other provisions, including restructuring plans and lease contracts we have entered into that are now loss making. The evaluation of the likelihood of the contingent events has required best judgement by management regarding the probability of exposure to potential loss. Should circumstances change following unforeseeable developments, the likelihood could alter.

Our strategy in action
We are committed to the protection and enhancement of the environment. However, we have acquired, owned and operated a number of businesses which have, during the course of their operations, created an environmental impact. Therefore we have a provision that reflects the expected cost to remediate these sites. Current operations will seldom result in new sites with significant expected costs being added to the provision.

Provisions are recognised where a legal or constructive obligation exists at the reporting date, as a result of a past event, where the amount of the obligation can be reliably estimated and where the outflow of economic benefit is probable.

Provision is made for decommissioning and environmental costs, based on future estimated expenditures, discounted to present values. An initial estimate of decommissioning and environmental costs attributable to property, plant and equipment is recorded as part of the original cost of the related property, plant and equipment.

Changes in the provision arising from revised estimates or discount rates or changes in the expected timing of expenditures that relate to property, plant and equipment are recorded as adjustments to their carrying value and depreciated prospectively over their remaining estimated useful economic lives; otherwise such changes are recognised in the income statement.

The unwinding of the discount is included within the income statement as finance costs.

	Environmental £m	Decommissioning £m	Restructuring £m	Emissions £m	Other £m	Total provisions £m
At 1 April 2016	1,169	141	30	18	361	1,719
Exchange adjustments	137	13	—	2	36	188
Additions	572	107	16	12	308	1,015
Unused amounts reversed	(75)	—	(5)	—	(6)	(86)
Unwinding of discount	60	—	1	—	12	73
Utilised	(110)	(19)	(25)	—	(73)	(227)
Disposal of UK Gas Distribution	(32)	(21)	—	—	(41)	(94)
At 31 March 2017	1,721	221	17	32	597	2,588
Exchange adjustments	(158)	(9)	—	(2)	(26)	(195)
Additions	27	2	10	12	23	74
Unused amounts reversed[1]	(45)	(19)	(6)	—	(37)	(107)
Unwinding of discount	61	5	1	—	8	75
Utilised[2]	(75)	(6)	(7)	(34)	(146)	(268)
Transfers[3]	—	—	(12)	—	(103)	(115)
At 31 March 2018	1,531	194	3	8	316	2,052

	2018	2017
	£m	£m
Current	273	416
Non-current	1,779	2,172
	2,052	2,588

1.	Unused amounts reversed from other provisions include £16 million in relation to discontinued operations.

2.	Utilised amounts for other provisions include £77 million in relation to discontinued operations.

3.	Represents net amounts transferred to trade and other payables (see note 21) of £115 million (2017: £nil).
24. Provisions continued

Environmental provision
The environmental provision represents the estimated restoration and remediation costs relating to a number of sites owned and managed by subsidiary undertakings, together with certain US sites that National Grid no longer owns. The environmental provision is as follows:

	2018			2017
	Discounted £m	Undiscounted £m	Real discount rate	Discounted £m	Undiscounted £m	Real discount rate
UK sites	213	235	1%	242	270	1%
US sites	1,318	1,410	1%	1,479	1,619	1%
	1,531	1,645		1,721	1,889

The remediation expenditure in the UK relates to old gas manufacturing sites and also to electricity transmission sites. Cash flows are expected to be incurred until 2075 although the weighted average duration of the cash flows is 11 years. A number of estimation uncertainties affect the calculation of the provision, including the impact of regulation, accuracy of the site surveys, unexpected contaminants, transportation costs, the impact of alternative technologies and changes in the real discount rate. This provision incorporates our best estimate of the financial effect of these uncertainties, but future changes in any of the assumptions could materially impact the calculation of the provision. The undiscounted amount is the undiscounted best estimate of the liability having regard to these uncertainties.

The remediation expenditure in the US is expected to be incurred until 2069. The weighted average duration of the cash flows is nine years. The increase in the US provision last year principally related to the reduction in real discount rate and expected expenditure in relation to three industrial sites located on or near waterways in New York that are subject to both state and federal law in the US. The uncertainties regarding the calculation of this provision are similar to those considered in respect of UK sites. This expenditure is expected to be largely recoverable from ratepayers under the terms of various rate agreements in the US.

Decommissioning provision
The decommissioning provision represents £71 million (2017: £78 million) of expenditure relating to asset retirement obligations estimated to be incurred until 2115, and £104 million (2017: £107 million) of expenditure relating to the demolition of gas holders estimated to be incurred until 2023. It also includes the net present value of the estimated expenditure (discounted at a real rate of 1%) expected to be incurred until 2033 in respect of the decommissioning of certain US nuclear generating units that National Grid no longer owns. A pre-existing decommissioning provision formed part of the net assets sold as part of the UK Gas Distribution transaction.

Other provisions
Included within other provisions at 31 March 2018 are the following amounts in respect of the disposal of UK Gas Distribution:

•	£50 million (2017: £143 million) in respect of business restructuring costs following the sale of UK Gas Distribution. We expect the majority of this provision to be utilised within one year; and

•
Last year, other provisions included £150 million voluntary distribution to be made for the benefit of energy customers on the successful sale of UK Gas Distribution. During the year, this was transferred to trade and other payables and has a closing balance of £117 million.

Other provisions also include:

•	Amounts provided in respect of onerous lease commitments and rates payable on surplus properties of £48 million (2017: £84 million) with expenditure expected to be incurred until 2043;

•
£152 million (2017: £166 million) of estimated liabilities in respect of past events insured by insurance subsidiary undertakings, including employer liability claims. In accordance with insurance industry practice, these estimates are based on experience from previous years and there is, therefore, no identifiable payment date; and

•	£13 million (2017: £13 million) in respect of obligations associated with investments in joint ventures and associates.